UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

March 29, 2005

EDGETECH SERVICES INC.

--------------------------------------------

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

                         NEVADA                     000-27397                          98-0204280

------------------------------------------------------------------------------

                      (STATE OF              (COMMISSION FILE           (IRS EMPLOYER

                INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

18 Wynford Drive, Suite 615

Toronto, ON Canada M3C 3S3

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(416) 441-4046

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Registrant's Attorney: Warren J. Soloski,  Esq., Warren J. Soloski, APC, 11300 West Olympic Blvd.,

Suite 800, Los Angeles, CA 90064 (310) 477-9742

This Report Consists of 3 Pages

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Registrant has entered into a Loan Facility Agreement with GREENFIELD COMMERCIAL CREDIT (CANADA) INC. to provide the Registrant a revolving line of credit of $500,000CDN.  The advances of the Loan Facility will be 85% of the value of Eligible Receivables. The outstanding principal balance under the Loan Facility will bear interest, computed upon the basis of a year of 360 days for the actual number of days elapsed in a month, at a per annum rate equal to the Prime Rate plus eight percent (8.0%).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 9.01 (a) GREENFIELD COMMERCIAL CREDIT (CANADA) INC. commitment letter.

                                                              Signatures

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/Sang-Ho Kim

                                    ----------------------------------------

                                    Sang-Ho Kim, President

Dated: March 29, 2005

Commitment Letter

GREENFIELD COMMERCIAL CREDIT (CANADA) INC.
316 - 20 Queen Street West
Toronto, Ontario
M5H 3R3

March 17, 2005

Edgetech Services Inc.

615 - 18 Wynford Drive

Toronto, Ontario

M3C 3S2

Attention:   Mr. Sang-Ho Kim

Dear Mr. Kim:

We are pleased to inform you that Greenfield Commercial Credit (Canada) Inc. (the "Lender") agrees to make available the revolving lines of credit loan (the "Loan Facility") described in this letter to Edgetech Services Inc., a corporation incorporated under the laws of the Province of Ontario (the "Borrower").  The obligation of the Lender to make the Loan Facility available is expressly subject to and conditioned upon the performance of all terms and conditions of this commitment letter (the "Letter").  All terms not defined in the body of this Letter shall have the meanings ascribed to such terms as set forth on Exhibit B attached hereto.

A.

Loan Facility

1.

Maximum Loan Amount

The Loan Facility is a revolving line of credit loan facility made up of a Canadian loan facility in Canadian Dollars (the "Canadian Loan Facility") plus a United States loan facility in United States Dollars (the "US Loan Facility") not to exceed, in the aggregate, CDN$500,000.00, where the US Loan Facility is converted into the Canadian Dollar Equivalent Amount, (the "Maximum Loan Amount").

2.

Advances - Canadian Loan Facility

Advances of the Canadian Loan Facility will be made in Canadian Dollars against the sum, expressed in Canadian Dollars, of: 85% of the value of Eligible Canadian Receivables. Each request for an advance shall be accompanied by a borrowing base certificate with such supporting documentation as Lender shall require including an aged accounts receivable report and an inventory certification. The amount that may be drawn down at any time on the Canadian Loan Facility is an amount not to exceed the Maximum Loan Amount less the Canadian Dollar Equivalent Amount of the amount drawn down at that time on the US Loan Facility and less the amount then drawn down on the Canadian Loan Facility.

Commitment Letter
March 8, 2005

3.

Advances - US Loan Facility

Advances of the US Loan Facility will be made, in US Dollars, against the sum, expressed in US Dollars of 85% of the value of Eligible US Receivables. Each request for an advance shall be accompanied by a borrowing base certificate with such supporting documentation as Lender shall require including an aged accounts receivable report and an inventory certification. The amount that may be drawn down at any time on the US Loan Facility is the Canadian Dollar Equivalent Amount of the amount not to exceed the Maximum Loan Amount less the amount drawn down at that time on the Canadian Loan Facility and less the Canadian Dollar Equivalent of the amount then drawn down on the US Loan Facility.

4.

Term

The obligations of Borrower under the Loan Facility will be repayable on the earliest of:

(a)

demand, or

(b)

on the occurrence of an Event of Default or

(c)

one (1) year from closing,

(the "Maturity Date").

5.

Canadian Interest Rates

The outstanding principal balance under the Canadian Loan Facility will bear interest, computed upon the basis of a year of 360 days for the actual number of days elapsed in a month, at a per annum rate equal to the Canadian Prime Rate plus eight percent (8.0%). The Canadian Prime Rate shall mean the floating annual rate of interest established from time to time by LaSalle Business Credit, a division of ABN AMRO BANK N.V., CANADA BRANCH, as the reference rate for determining interest rates on commercial loans made in Canada in the lawful currency of Canada and designated as its "Prime Rate" (the "Canadian Prime Rate"). Should such bank not publish the Canadian Prime Rate or a substitute rate, then Lender will select a comparable announced rate.  The interest rate will change at any time the Canadian Prime Rate changes.  From and after an Event of Default or maturity, interest will be at the Canadian Prime Rate plus twelve percent (12.0%) in respect of the Canadian Loan. The interest rate will change at any time the Canadian Prime Rate changes. For the purpose of the Interest Act (Canada) only, the yearly rate of interest to which any rate for a period less than a year is equivalent is such rate, divided by the number of days in such period, and multiplied by the actual number of days in the year.

Commitment Letter
March 8, 2005

6.

U. S. Interest Rate.

The outstanding principal balance under the US Loan Facility will bear interest, computed upon the basis of a year of 360 days for the actual number of days elapsed in a month, at a per annum rate equal to the US Prime Rate plus eight percent (8.0%).  The US Prime Rate shall mean the floating annual rate of interest published from day to day in the WALL STREET JOURNAL in its "Money Rates" column as the "Prime Rate" (the "US Prime Rate").  Should such publication not continue to publish the Prime Rate or a substitute rate, then the Lender will select a comparable announced rate. The U.S. Prime Rate will change at any time the published "Prime Rate" changes.  From and after an Event of Default or maturity, interest will be at the US Prime Rate plus twelve percent (12.0%) in respect of the US Loan Facility. For the purpose of the Interest Act (Canada) only, the yearly rate of interest to which any rate for a period less than a year is equivalent is such rate, divided by the number of days in such period, and multiplied by the actual number of days in the year.

7.

Utilization Fee

Concurrently with each monthly interest payment, Borrower shall pay to Lender a utilization fee equal to one-twelfth (1/12) of four percent (4.0%) of the amount of the Maximum Loan Amount not utilized as of the last day of the prior month.

8.

Repayment

Interest only shall be paid in arrears on the last day of each month.  Principal shall be repaid as Accounts (as defined below) are collected by Lender and applied to the Loan Facility; and the Loan Facility may thereafter be readvanced upon Borrower's request, subject to all terms and conditions of the Loan Documents (as defined herein).  The unpaid principal balance, unpaid accrued interest and all other amounts owing to Lender under the Loan Facility shall be due in full on the Maturity Date.

9.

Security.

The obligations of Borrower under the Loan Facility shall be secured by a first priority and exclusive security interest in the Collateral (as defined on Exhibit A attached hereto) subject to the prior security interests granted on the equipment listed on Exhibit C ("Permitted Liens") and which is located at the Collateral Locations set out on Exhibit A.

Commitment Letter
March 8, 2005

10.

Termination Fee

If the Loan Facility is terminated prior to the Maturity Date for any reason, including upon the occurrence of an event of default, there will be a termination fee due Lender of three percent (3.0%) of the Maximum Loan Amount.

11.

Purpose

Advances under the Loan Facility shall be for the refinance of existing indebtedness and for working capital and other corporate purposes.

12.

Dominion of Funds

All proceeds of the Collateral and all other receipts shall be deposited into a depository account under the exclusive dominion and control of Lender for application to the Loan on a daily basis, all pursuant to a Lockbox Agreement acceptable to Lender.

B.

Guarantee

1.

Validity Guarantee.

Payment of all obligations of Borrower to Lender under the Loan Facility shall be guaranteed by the unlimited, unconditional Validity Guarantee (the "Validity Guarantee") of Sang-Ho Kim AND Tag-Ho Kim (the "Validity Guarantors").

2.

Guarantee

Payment of all obligations of Borrower to Lender under the Loan Facility shall be guaranteed by the unlimited, unconditional Guarantee (the "Guarantee") of Edgetech Services Inc., a Nevada Corporation (the "Guarantor").

3.

Security

The Validity Guarantee and the Guarantee shall be unsecured;

4.

Financial Statement

The Validity Guarantors and the Guarantor shall have delivered to Lender current personal financial statements in the case of the individual Validity Guarantor, and the most recent financial statements in the case of the corporate Guarantor which shall be acceptable to Lender.

Commitment Letter
March 8, 2005

C.

Other Terms and Conditions

1.

Conditions Precedent

Lender's obligation to enter into the Loan Facility with Borrower is subject to performance of the following conditions precedent all to Lender's satisfaction in its sole discretion:

(a)

Due Organization and Good Standing.  Lender shall have received evidence of the due organization and good standing of Borrower and all corporate Guarantors;

(b)

Articles of Incorporation.  Lender shall have received certified copies of the Articles of Incorporation, Articles of Amendment, if any, and bylaws of Borrower and all corporate Guarantors;

(c)

Due Authorization.  Lender shall have received certified copies of resolutions of Borrower and all corporate Guarantors authorizing execution, delivery and performance of the documents evidencing and securing the Loan Facility;

(d)

Hazard Insurance.  Lender shall have received a multi-hazard insurance policy issued by a company satisfactory to it providing for 100% replacement cost and business interruption coverages in amounts acceptable to Lender with additional insured, secured party and loss payable clause endorsements and assignments in favor of Lender;

(e)

Documentation.  Borrower shall have executed and delivered the Loan Documents (as defined below) to Lender;

(f)

Audit.  Lender shall have conducted an audit of the Collateral and been satisfied with the results thereof;

(g)

Hazardous Waste.  Lender shall have received such evidence of non-violation of any environmental laws, rules or regulations as Lender may reasonably require;

(h)

Financial Statements.  Lender shall have received such financial statements with respect to Borrower as it requires and such statements shall be satisfactory to Lender;

(i)

Opinion of Counsel.  Lender shall have received an opinion of counsel for Borrower and Guarantors in form and substance as required by Lender and its counsel.

Commitment Letter
March 8, 2005

2.

Loan Documents

The Loan Facility shall be evidenced and/or secured by the following documents and instruments (collectively, the "Loan Documents"):

(a)

General Security Agreement;

(b)

Revolving Credit Loan Rider #1;

(c)

Revolving Credit Loan Note;

(d)

Financing Statement in conformity with the Personal Property Security Act (Ontario);

(e)

Blocked Account Agreement;

(f)

Validity Guarantee;

(g)

Guarantee;

(h)

Subordination Agreements from Sang-Ho Kim and Edgetech Services Inc., a Nevada Corporation;

(i)

Subordination Agreements from Tech Data Canada Corporation and Ingram Micro;

(j)

Lockbox Agreement providing for the deposit of all proceeds of accounts receivables into an account over which Lender has exclusive domain; and

(k)

Such other documents, assignments and instruments as Lender and its counsel shall require.

The Loan Documents shall contain such terms and conditions as are satisfactory to Lender and its counsel, and shall include such other documents and instruments as Lender shall require.  The Loan Documents shall not be limited by the terms and conditions of this Letter except as to the Maximum Loan Amount, term, interest rates, repayments, security and definitions of Eligible Receivables, but shall be so prepared so as to provide Lender with full and complete protection.

3.

Financial Statements

The Borrower shall provide Lender with the following financial statements at the times set forth:

Commitment Letter
March 8, 2005

(a)

By the 10th day of each month a statement signed by an officer, which monthly statement shall contain agings of accounts receivable and payable, balance sheet and income statement, and an inventory certification;

(b)

Copies of all tax returns as and when filed; and

(c)

An annual reviewed financial statement for the prior year by the ninetieth (90th) day following the end of each fiscal year.

4.

Fees and Expenses

It shall be a condition of the continuing effect of Lender's obligations under this Letter for all fees and expenses described herein to be paid by the times specified hereof, time being of the essence:

(a)

Commitment Fee.  The Commitment Fee due Lender is CDN$12,500.00.  The Commitment Fee shall be paid at Closing, provided that such Commitment Fee shall be deemed fully earned upon Borrower's acceptance of this Letter.

(b)

Loan Processing Fee.  Borrower shall pay to Lender a loan processing fee on a monthly basis equal to CDN$1,000.00 for each month, or part thereof, that the Loan Facility is outstanding.

(c)

Collateral Evaluation Fee.  Borrower will pay the cost of collateral evaluations which Lender will conduct on at least a quarterly basis.  The collateral evaluation consists of a due diligence examination of the Collateral.  The fee for each collateral evaluation will be CDN$150.00 per hour, plus expenses.

(d)

Lockbox Fees.  Borrower will pay all Lockbox Fees as charged by the Lender's bank.

(e)

Lender's Expenses.  Borrower shall pay all fees and expenses of Lender ("Lender's Expenses") incident to the Loan Facility, even if the Loan Facility is not closed or the proceeds of the Loan Facility are not disbursed for whatever reason, including expiration of this Letter or cancellation due to Borrower's failure to comply with the terms and conditions of this Letter.  Lender's Expenses shall include all fees and expenses incurred by Lender in retaining counsel to prepare the Loan Documents and to represent Lender in connection with the Loan Facility, for all Personal Property Security Act (Ontario), tax and litigation search fees, fees in connection with examination of corporate records and all other fees and out-of-pocket expenses incurred by Lender.

Commitment Letter
March 8, 2005

5.

Acceptance

This Letter must be accepted by Borrower by signing and initialling both counterparts hereof in the spaces provided and returning one completed counterpart to Lender not later than March 17, 2005, or Lender shall have no obligation hereunder.  Borrower's acceptance shall constitute the agreement of Borrower to pay the Commitment Fee and all of Lender's Expenses and to perform and satisfy all of the terms and conditions of this Letter and to enter into and accept the Loan Facility in a timely fashion from Lender.

6.

Judgement Currency

If in the recovery by the Lender of any amount owing hereunder or under any of the Loan Documents in any currency, judgement can only be obtained in another currency and because of changes in the exchange rate of such currencies between the date of judgement and the payment in full of the amount of such judgement, the amount of recovery under the judgement differs from the full amount owing hereunder, the Borrower shall pay any such shortfall to the Lender; such shortfall can be claimed by the Lender against the Borrower as an alternative or additional cause of action and ant surplus received by the Lender will be repaid to the Borrower.

7.

Amendment

This Letter may be amended or modified only by an instrument in writing signed by Lender and Borrower.  All approvals of or waivers by Lender in respect of any of the terms, conditions or requirements of this Letter must be in writing in order to be effective and binding upon the parties.  This Letter may not be assigned or transferred directly or indirectly by Borrower.

8.

Expiration of Commitment

This Letter and all of Lender's obligations hereunder shall expire unless all requirements are satisfied and the Loan Facility is closed on or before March 17, 2005, unless Lender, in its sole discretion, shall choose to extend the expiration date in writing.  No oral representation regarding extension or waiver of any condition may be relied upon by Borrower.

9.

Time of the Essence

It is understood and agreed that time is of the essence with respect to the performance by Borrower of the terms and conditions of this Letter.

Yours very truly
GREENFIELD COMMERCIAL

Commitment Letter
March 8, 2005

CREDIT (CANADA) INC.

By:
W. Robert Blades
Its:	Chief Financial Officer

THE UNDERSIGNED ACCEPTS THIS LETTER AND HEREBY AGREES TO TENDER PAYMENT OF THE NON-REFUNDABLE COMMITMENT FEE IN THE SUM OF CDN$12,500.00 AS HEREIN PROVIDED AND AGREES TO BE BOUND BY ALL TERMS AND CONDITIONS OF THIS LETTER.

EDGETECH SERVICES INC.

By:
Sang-Ho Kim
Its:	President

Dated: March

, 2005

H:\Greenfield Commercial Credit\Edgetech Services Inc\Commitment Let CAN & US - V3.Doc

EXHIBIT A
to
COMMITMENT LETTER
DATED March 17, 2005
between
Greenfield Commercial Credit (Canada) Inc. ("Lender")
and
Edgetech Services Inc. ("Borrower")

DESCRIPTION OF COLLATERAL

"Collateral" means all of the Borrower's right, title and interest in and to the following, whether now owned or hereafter acquired or arising:

(i)

Accounts (whether or not earned by performance), proceeds of any letter of credit naming Borrower as a beneficiary, chattel paper, contracts, contract rights, instruments and documents ("Accounts");

(ii)

General intangibles (including, without limitation, tax refunds, tax refund claims, trade names, goodwill, trademarks, copyrights, processes, patents, patent rights, patent applications, licenses, inventories, royalties, and/or commission and permits, choses-in-action) ("Intangibles");

(iii)

Inventory, goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in our business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property including without limitation such goods which give rise to any Accounts or Intangibles and which goods have been returned to or repossessed or stopped in transit by Borrower ("Inventory");

(iv)

Tangible goods (other than Inventory), equipment and fixtures, including, without limitation, office machines, computer equipment and accessories, tools, dies, furniture, and vehicles together with all accessions, parts and appurtenances thereto appertaining or attached or kept or used or intended for use in connection therewith, and all substitutions, renewals, improvements and replacements of and additions thereto ("Equipment");

(v)

All other property at any time in Lender's possession (including monies, deposit accounts, claims and credit balances);

(vi)

All interests in any lease of real property or personal property, whether as a lessor or lessee, including all options to purchase any leased property, and all leasehold improvements;

(vii)

All deposit accounts;

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(viii)

Books, blueprints, drawings and records related to any of the foregoing as described in Sections (i) through (vii) above; and

(ix)

All proceeds (including proceeds of any insurance policies, including business interruption or business income insurance policies) and products of and accessions to all the foregoing described property in which Borrower may have any right, title or interest.

"Collateral Locations" means 615 - 18 Wynford Drive, Toronto, Ontario M3C 3S2

A-2

EXHIBIT B
to
COMMITMENT LETTER
DATED March 8, 2005
between
Greenfield Commercial Credit (Canada) Inc. ("Lender")
and
Edgetech Services Inc. ("Borrower")

DEFINITIONS

"Business Day" shall mean any day other than a Saturday, Sunday, or such other day as banks in Toronto, Ontario are authorized or required to be closed for business.

"Canadian Dollars" "CDN Dollars" or "CDN$" means the lawful currency of Canada.

"Canadian Dollar Equivalent Amount" shall mean, on any given date, the amount of Canadian Dollars which could be purchased with the relevant amount of a currency at the then applicable Spot Rate at 11:00 a.m. Toronto time on such date (and if such date is not a Business Day, on the preceding Business Day) for the purchase of Canadian Dollars with such currency.

"Eligible Canadian Receivables" means Eligible Receivables that are denominated in the currency of Canada.

"Eligible Receivable" means an account arising in the ordinary course of Borrower's business from the sale or lease of goods which have been delivered to and accepted by an account debtor (the "Receivables Debtor") which the Lender, in its sole judgment, shall deem an Eligible Receivable, based on such considerations as the Lender may, from time to time, deem appropriate. The account must be represented by an invoice which has been delivered to the Receivables Debtor.  Without limiting the Lender's discretion, .the following are not Eligible Receivables:

(i)

sales by Borrower to any affiliate to any person controlled by an affiliate or any subsidiary of Borrower;

(ii)

an account which is due or unpaid more than ninety (90) days after the original invoice date;

(iii)

if ten percent (10%) or more of the accounts of a single Receivables Debtor are not deemed to be eligible hereunder, unless otherwise agreed between the Lender and Borrower;

(iv)

the account is not due within thirty (30) days of the invoice date, unless otherwise agreed between the Lender and Borrower;

(v)

the Receivables Debtor is also a creditor or supplier of Borrower or has disputed liability with respect to such account or such account is subject to any right of setoff by the Receivables Debtor;

(vi)

the Receivables Debtor has a receiving order granted against it, or has filed or has filed against it an assignment in bankruptcy, or an event occurs that causes the Receivables Debtor to be assigned into bankruptcy, all within the meaning of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and/or the United States Bankruptcy Code.;

(vii)

the Receivables Debtor has suspended business;

(viii)

a receiver, trustee, liquidator or custodian has been appointed for the Receivables Debtor or a significant part of its assets;

(ix)

the account arises from a sale outside of Canada other than the United States of America;

(x)

the account arises from a bill and hold, guaranteed sale, sell or return, sale on approval, consignment or any other repurchase or return basis;

(xi)

the Receivable Debtor is the United States of America, the Government of Canada or any department thereof;

(xii)

the goods giving rise to such account have not been delivered to or accepted by the Receivables Debtor;

(xiii)

the total unpaid accounts of a Receivables Debtor exceeds a credit limit determined by Lender in its discretion;

(xiv)

there is an agreement with the Receivables Debtor for any deduction beyond those shown on the face of the invoice related to such account; and

(xv)

Lender, in Lender's sole and absolute discretion, believes that the collection of the account is doubtful or will be delayed.

"Eligible US Receivables" means Eligible Receivables that are denominated in currency of the United States of America.

"Event of Default" means the occurrence of any one or more of the following events:

(i)

the failure of the Borrower to pay when due, declared due, or demanded by Lender in accordance with the terms hereof or thereof, any outstanding amount on the Loan Facility;

(ii)

the failure of the Borrower, the Validity Guarantor or the Guarantor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of the Borrower under the Letter or any of the Loan Documents, where applicable;

(iii)

the making or furnishing by the Borrower, the Guarantor or any director, officer, employee or other representative thereof or the Validity Guarantor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with the Letter or the Loan Documents or in connection with any other agreement between the Borrower, the Validity Guarantor or the Guarantor and Lender, which is untrue or misleading in any respect, or the failure of the Borrower, the Validity Guarantor or the Guarantor to perform, keep or observe any of the covenants, conditions, promises, or agreements of the Borrower, the Validity Guarantor or the Guarantor under any other agreement with any person if such failure, in the opinion of Lender, has or is likely to have a material adverse effect with respect to the Borrower;

(iv)

the creation (whether voluntary or involuntary) of, or any attempt to create, any lien or other encumbrance upon any of the Collateral or any property or assets of the Borrower or the making or any attempt to make any levy, seizure or attachment thereof or (except as permitted hereby) sale, lease or furnishing under a contract of service of, any of the Collateral or any property or asset of the Borrower, or the loss, theft, damage or destruction of all or a substantial portion of the property and assets of the Borrower;

(v)

the making of an assignment or proposal in bankruptcy by the Borrower or the filing by the Borrower of notice of its intention to make a proposal in bankruptcy or the commencement of any proceedings in bankruptcy by or against the Borrower for the liquidation or reorganization of the Borrower or alleging that the Borrower is insolvent or unable to pay its debts as they mature or for the readjustment or arrangement of the Borrower's debts, whether under the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or the United States Bankruptcy Code or under any other law, whether state, provincial or federal, now or hereafter existing for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving the Borrower; provided, however, that if such commencement of proceedings against the Borrower is involuntary, such action shall not constitute an Event of Default unless such proceedings are not forthwith contested in good faith by the Borrower and dismissed within fifteen (15) days after the commencement of such proceedings;

(vi)

the appointment of a receiver or trustee for the Borrower, for any of the Collateral or for any substantial part of the Borrower's assets or the institution of any proceedings for the dissolution or winding up, or the full or partial liquidation, or (without the consent of Lender) the merger, amalgamation or consolidation, of the Borrower which is a corporation or a partnership; provided, however, that if such appointment or commencement of proceedings against the Borrower is involuntary, such action shall not constitute an Event of Default unless such appointment or proceeding has resulted in a seizure or possession of any of the

Borrower's property or assets by such receiver or trustee, or is not forthwith contested in good faith by the Borrower and revoked or dismissed within fifteen (15) days after the commencement of such proceedings;

(vii)

the entry of any judgment or the issuance or registration of any writ of enforcement or order against the Borrower which, or the Canadian Dollar Equivalent Amount of which, is in excess of Ten Thousand Canadian Dollars (Cdn. $10,000) and which remains unsatisfied or undischarged and in effect for five (5) days after such entry without a stay of enforcement or execution;

(viii)

the occurrence of a default or an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any person to Lender pursuant to which such person has guaranteed to Lender the payment of all or any of the Loan Facility or has granted Lender a security interest in or lien upon some or all of such person's real and/or personal property to secure directly or indirectly the payment of all or any of the Loan Facility;

(ix)

the occurrence of any event or condition (including without limitation any change in the management, operations or business of the Borrower, in respect of or affecting the Borrower) which has or is likely to have a material adverse effect in respect of the Borrower;

(x)

any change in ownership of, or pledge, transfer, assignment or disposition of, or grant of security in, any shares of, the Borrower all as determined by Lender in its sole discretion.

"United States Dollars", "US Dollars" or "US$" means the lawful currency of the United States of America.

"United States Dollar Equivalent Amount" shall mean, on any given date, the amount of United States Dollars which could be purchased with the relevant amount of a currency at the then applicable Spot Rate at 11:00 a.m. Toronto time on such date (and if such date is not a Business Day, on the preceding Business Day) for the purchase of United States Dollars with such currency.

EXHIBIT C
to
COMMITMENT LETTER
DATED March 17, 2005
between
Greenfield Commercial Credit (Canada) Inc. ("Lender")
and
Edgetech Services Inc. ("Borrower")

PERMITTED LIENS

LIST OF EQUIPMENT PLEDGED TO OTHERS

Name of Creditor	PPSA Registration No.	PPSA File No.	Collateral Description
National Leasing Group Inc.	20040609 1045 6005 0214	606265164

Equipment - General: All computer systems, software of every nature or kind described in lease number 2257492 between Easylease Corp., as original lessor and the debtor, as lessee, which lease was assigned by the original lessor to the secured party, as amended from to time to time, together with all attachments, accessories and substitution.

National Leasing Group Inc.	20040326 1036 6005 9223	604082466

Equipment - General:  All computer systems, software, monitors of every nature or kind described in lease number 2252969 between Easylease Corp., as original lessor and the debtor, as lessee, which lease was assigned by the original lessor to the secured party, as amended from to time to time, together with all attachments, accessories and substitution.

Toshiba Finance	20040301 1638 1616 8746	603440559	Equipment, Other - Photocopier
National Leasing Group Inc.	20030213 1244 6005 4182	891658998

Equipment - General: All computer systems, software, printers, laptops of every nature or kind described in lease number 2202024 between Equilease Corp., as original lessor and the debtor, as lessee, which lease was assigned by the original lessor to the secured party, as amended from time to time, together with all attachments, accessories and substitutions.

National Leasing Group Inc.	20030109 1249 6005 3701	890704449	Equipment - General: All computer systems, software, CDRW/DVD

C-1

-	-	-

combo of every nature or kind described in lease number 2197532 between Equilease Corp., as original lessor and the debtor, as lessee, which lease was assigned by the original lessor to the secured party, as amended from time to time, together with all attachments, accessories and substitutions.

Xerox Canada Ltd.	20030320 1137 1715 1370	892627254	Equipment, Other

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